Exhibit 10.32

CONFIDENTIAL TREATMENT REQUESTED, CONFIDENTIAL PORTIONS OF THIS DOCUMENT HAVE BEEN REDACTED AND HAVE BEEN SEPARATELY FILED WITH THE COMMISSION

Photovoltaic Module Master Supply Agreement

This Photovoltaic Module Master Supply Agreement (together with all exhibits, schedules, purchase orders, and annexes hereto, the “Agreement”) is made and entered into as of September 27, 2005 (“Effective Date”) by and among SunPower Corporation (“SunPower”) and PowerLight Corporation, PowerLight Systems, AG, and their respective subsidiaries and Affiliates, (individually and/or collectively referred to as “PowerLight”). Each PowerLight entity signing this Agreement (each a “Signer” and, collectively, the “Signers”) warrants that it has full authority and consent to enter in to this Agreement on behalf of itself and any and all of its subsidiaries and/or Affiliates which may be submitting purchase orders and taking title hereunder (each such party, which may include a Signer, being referred to as a “Buyer” and collectively as the “Buyers”). Furthermore, each Signer warrants that it has the authority to bind each of its Buyers to the obligations contained herein. Signer and Buyers shall be jointly and severally liable for all obligations contained herein. As used in this Agreement, “Affiliate” means, with respect to either PowerLight or SunPower, another party directly or indirectly controlling, controlled by or under common control with PowerLight or SunPower, respectively.

RECITALS

WHEREAS, SunPower is engaged in the business of manufacturing, importing and selling photovoltaic modules;

WHEREAS, PowerLight is in the business of designing, constructing and installing solar electric systems utilizing photovoltaic modules; and

WHEREAS, SunPower desires to sell to PowerLight, and PowerLight desires to purchase from SunPower, photovoltaic modules on the terms and conditions set forth below.

NOW THEREFORE, for good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties agree as follows:

AGREEMENT

1. Product Sales and Purchase.

(a) Firm Commitment Quantities. The description and specifications for the photovoltaic modules sold and purchased under this Agreement are set forth on Schedule 1 (the “PV Modules”). The parties may from time to time modify the description or specifications of the PV Modules, or add or delete products to be sold and purchased under this Agreement, in each case by mutual written consent. Upon delivery of a purchase order in the form attached as Schedule 2 (the “Purchase Order”) from a Buyer, SunPower agrees to sell to such Buyer the quantity of PV Modules set forth in such

Purchase Order. SunPower guarantees availability and sale of PV Modules under such Purchase Orders on an annual, firm commitment basis in at least the aggregate quantities for the specified years set forth on Schedule 1. Subject to Section 2, PowerLight agrees to purchase on an annual, firm commitment basis PV Modules in at least the aggregate quantities for the specified years set forth on Schedule 1 (as may be adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c)). The sole and exclusive penalties for failure of SunPower or PowerLight to fulfill its annual firm commitment obligations set forth in this Section 1 are described on Schedule 1 and Section 14(b); provided, however, that SunPower shall be subject to additional penalties for late delivery of PV Modules to the extent applicable under Section 3(c). Subject to Section 5, in the event of any conflict between the terms of the Purchase Order and this Agreement, the terms of this Agreement shall prevail.

(b) Rolling Forecast Report. Each month PowerLight will deliver to SunPower its updated anticipated PV Module quantity requirements for the subsequent six (6) month period (“Rolling Forecast Report”); provided, however, that any such Rolling Forecast Report is acknowledged and agreed to represent a nonbinding estimate only, and shall not relieve either party of its firm commitment obligations under Section 1(a).

2. Price. The prices for PV Modules sold under Purchase Orders issued by PowerLight shall be on a per-Watt basis and are set forth on Schedule 1. Such prices shall be determined by the year of the delivery date stated in the Purchase Order, as more fully described on Schedule 1. SunPower and Buyer will work together to eliminate the possibility of taxes, but if there are any assessed, SunPower shall promptly remit to Buyer in full any such taxes paid by Buyer which are refunded to SunPower in whole or in part. Subject to the foregoing, the parties agree to allocate any Import Tax and Export Tax (as defined below) as follows:

(a) SunPower and Buyer shall each be responsible for *** percent (***%) of the aggregate Import Tax and Export Tax up to *** percent (***%) or less of the gross purchase price of the applicable PV Modules. Subject to clauses (b) and (c) below, Buyer shall be responsible for any aggregate Import Tax and Export Tax in excess of *** percent (***%) of the gross purchase price of the applicable PV Modules.

(b) If the applicable government-imposed import duties, fees and tax assessment (excluding value added tax) (“Import Tax”) is greater than *** percent (***%) of the gross purchase price of the applicable PV Modules, then PowerLight may re-negotiate its firm pricing and quantity commitments set forth on Schedule 1 (as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c)), only for the Intended Market, or geographic portion thereof, subject to the Import Tax. PowerLight must give written notice to SunPower of such desire to re-negotiate within thirty (30) days after learning of such an increase in the Import Tax, and thereafter PowerLight shall not be responsible for any outstanding unfulfilled Purchase Orders for such Intended Market, or for its firm pricing and quantity commitments set forth on Schedule 1 (as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c)) for such Intended Market, or geographic portion thereof, until they are re-negotiated by the parties.

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(c) To the extent that the applicable government-imposed export duties, fees and tax assessment (excluding value added tax) (“Export Tax”) is greater than *** percent (***%) of the gross purchase price of the applicable PV Modules, then Buyer may re-negotiate its firm pricing and quantity commitments set forth on Schedule 1 (as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c)) for any or all Intended Markets. Buyer must give written notice to SunPower of such desire to re-negotiate within thirty (30) days after learning of such an increase in the Export Tax, and thereafter PowerLight shall not be responsible for any outstanding unfulfilled Purchase Orders or for its firm pricing and quantity commitments set forth on Schedule 1 (as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c)) for any Intended Markets until they are re-negotiated by the Parties.

Without affecting the rights and obligations of the parties under this Section 2, each of SunPower and PowerLight acknowledges that it is not aware of any specific Tax Amounts that will be applicable to sales of PV Modules hereunder. The foregoing tax allocation provisions specified in Sections 2(a), (b) and (c) shall apply solely to the sales of PV Modules. Except as provided above with respect to the Import Tax and Export Tax, PowerLight shall be solely responsible for any other taxes applicable to the sale of PV Modules hereunder (excluding SunPower’s income taxes, which shall be borne solely by SunPower).

3. Delivery.

(a) General. SunPower agrees to deliver PV Modules to Buyer, *** SunPower manufacturing facilities. SunPower’s manufacturing facilities are currently in China, but are subject to change at SunPower’s discretion. Such delivery is guaranteed by SunPower to occur on or prior to the later of (i) four (4) months following Buyer’s issuance of the Purchase Order or (ii) the delivery date requested in Buyer’s Purchase Order. In addition, SunPower shall use commercially reasonable efforts to deliver PV Modules earlier than the foregoing deadline if Buyer’s Purchase Order requests an earlier delivery date. SunPower shall acknowledge its receipt of each Purchase Order by written notice or e-mail transmission delivered to Buyer within seven (7) business days using its best efforts (but in no event later than fifteen (15) business days) following SunPower’s receipt of such Purchase Order. Neither such acknowledgment nor any other communications from either party shall modify any of the terms of this Agreement without the other party’s express prior written consent. Buyer may store at SunPower’s expense any PV Modules received by Buyer more than five (5) days in advance of its requested delivery date. Time is of the essence in this Agreement.

(b) Firm Quarterly Commitments. PowerLight agrees to order firm quarterly quantity allocations at a level ranging from a minimum of ***% to a maximum of ***% of PowerLight’s annual quantity allocation for that respective year, as set forth on Schedule 1 (subject to Section 2 and as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c)). SunPower guarantees that it shall fulfill such quantity allocations for the applicable quarter; provided, however, that for the period through December 31, 2006 the

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maximum quarterly quantity allocation to Powerlight (in megawatts) will be limited as follows:

Q1 2006         :         *** MW

Q2 2006         :         *** MW

Q3 2006         :         *** MW

Q4 2006         :         *** MW

The foregoing does not preclude PowerLight from requesting higher or lower percentage or quantity allocations for delivery subject to SunPower’s consent.

While each 6-month Rolling Forecast Report will take into account the foregoing provisions, subject to these limitations, Powerlight may change its rolling Rolling Forecast Report in subsequent months as follows:

	Next month	2nd month in future	3rd month in future	4th month in future	5th month in future	6th month in future
Allowed flexibility	Firm PO	Firm PO	Firm PO +/-***% change allowed	Firm PO +/-***% change allowed	+/-***% change allowed	+/-***% change allowed

Nothing in this Section 3(b) shall require SunPower to ship to PowerLight, or PowerLight to order from SunPower, more than its respective firm annual quantity commitment set forth on Schedule 1 (as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c)). Notwithstanding anything in this Section 3(b), the sole and exclusive penalties for failure of SunPower or PowerLight to fulfill its firm commitment obligations set forth in this Section 3(b) are described on Schedule 1; provided, however, that SunPower shall be subject to additional penalties for late delivery of PV Modules to the extent applicable under Section 3(c).

(c) Late Delivery . In the event PV Modules are delivered more than twenty-one (21) days following the later of (i) four (4) months following Buyer’s issuance of the Purchase Order or (ii) the delivery date requested in Buyer’s Purchase Order, SunPower agrees to immediately dedicate its entire factory production to fulfilling Buyer’s Purchase Order, and ship such PV Modules via air freight to a delivery location then requested by Buyer at SunPower’s expense. Buyer may cancel any Purchase Order for PV Modules not delivered within thirty (30) days of the foregoing deadline and Buyer shall have no further liability under such Purchase Order to SunPower. If Buyer does not cancel such Purchase Order within seven (7) days following this thirty (30) day period, and the PV Modules are not delivered within six (6) weeks following the original delivery deadline, SunPower will pay Buyer late delivery penalties at a rate of *** of the gross purchase price stated in the applicable Purchase Order per week thereafter, up to a maximum of *** of such purchase price. Such penalties shall be paid by SunPower within sixty (60) days after they become applicable and SunPower receives PowerLight’s written demand for payment. If SunPower has not delivered the PV Modules within twelve (12) weeks following the original delivery deadline, Buyer may at any time thereafter cancel the applicable Purchase Order and Buyer shall have no further liability under such Purchase Order to SunPower. Notwithstanding anything herein, PowerLight shall be entitled, in its

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discretion, to reduce PowerLight’s minimum quantity of MWp to be purchased in the applicable year of delivery by the quantity of MWp set forth in any Purchase Order cancelled under this Section 3(c).

4. Packaging and Shipping. SunPower shall bear all costs associated with packaging or storing the PV Modules until delivery to Buyer pursuant to the delivery terms specified above in Section 3(a). All PV Modules shall be packaged, marked, and otherwise prepared in accordance with good commercial practices to reduce the risk of damage and to obtain the lowest shipping rates possible and in accordance with all applicable federal, state and local packaging and transportation laws and regulations. An itemized packing list shall accompany each shipment. Within seven (7) days of shipping, SunPower shall deliver to PowerLight via e-mail a bill of materials showing unit serial numbers and factory test results.

5. Title and Risk of Loss. Pursuant to Section 3(a) above, title and risk of loss shall pass to PowerLight upon delivery of PV Modules. The shipping terms governing title transfer and risk of loss or damage to the PV Modules shall be *** SunPower’s manufacturing facilities as further described on Schedule 1 unless the parties mutually agree to other delivery terms on the applicable Purchase Order.

6. Invoicing. After each delivery completed under this Agreement, SunPower shall send a separate invoice, including item numbers, in duplicate, accompanied by a bill of lading or express receipt. Subject to the foregoing, Buyer shall pay SunPower all properly invoiced amounts within *** days of the date of the product being transferred from SunPower to PowerLight’s designated freight carrier (“Payment Due Date”). Subject to mutual agreement, SunPower may accept assignment of rebate incentives as form of payment. The fee for such service will be mutually determined. Subject to a mutually agreed credit limit, Buyer will pay SunPower interest at the rate of *** per month for any late payments made after their respective Payment Due Date. If SunPower is able to decrease the number of days for the PV Modules to transit from SunPower’s facilities to physical receipt by Buyer (“Product Transit Time”) to below thirty (30) days, then the Payment Due Date otherwise applicable shall be decreased by the same number of days the Product Transit Time is decreased below thirty (30) days.

7. Inspection

(a) All PV Modules may be inspected and tested by PowerLight, its customers, higher tier contractors (excluding in all cases any direct competitors of SunPower), and the U.S. Government, at PowerLight’s discretion (but with at least seven (7) days’ advance notice provided to SunPower) on SunPower’s premises during normal business hours, in which case SunPower will provide without additional charge, all reasonable facilities and assistance for such inspections and tests. Any PowerLight customers or higher tier contractors participating in such inspection or testing shall be accompanied by PowerLight. Any PowerLight employees visiting SunPower facilities for purposes of such inspection shall be qualified to conduct the applicable inspections and tests and shall agree to abide by SunPower’s policies and rules. All inspection records relating to the PV Modules shall be available to PowerLight during the performance of this Agreement, and retained for the applicable SunPower warranty period.

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(b) SunPower will ensure that products supplied to Powerlight will conform to electrical and cosmetic specification criteria published by SunPower (for standard products) or agreed in a product specification document among the parties (for custom products).

(c) No inspection, test, approval, or acceptance of the PV Modules shall relieve SunPower from responsibility for any defects in the PV Modules or other failures to meet the requirements of this Agreement or the Purchase Order. In any such event the sole remedies available to PowerLight will be those contained in SunPower’s warranty conditions for the product in question set forth on Schedule 3

(d) To the extent Schedule 1 conflicts with the foregoing provisions of this Section 7, the terms of Schedule 1 shall prevail. To the extent the terms of a Purchase Order conflict with the foregoing provisions of this Section 7 or Schedule 1, the terms of this Section 7 or Schedule 1 (as applicable) shall prevail.

8. Warranties. All products covered by this Agreement will be warranted per the conditions of the relevant SunPower warranty statements, set forth on Schedule 3.

9. Material. If PowerLight furnishes any material (such as framing materials, extrusions, mounting materials, fasteners, etc.) for fabrication hereunder SunPower agrees (a) not to substitute any other material in such fabrication without PowerLight’s prior written consent (b) title to such materials shall not be affected by incorporation in or attachment to any other property, (c) all such material (except that which becomes normal industrial waste) will be returned in the form of products or unused material to PowerLight and (d) no designs for such material or the material itself will be used by SunPower for any purpose other than meeting PowerLight’s request.

10. Confidential or Proprietary Information and Property. Both parties shall keep confidential and otherwise protect from disclosure all information and property obtained from the other party in connection with this Agreement or any Purchase Order unless otherwise expressly authorized herein or by the non-disclosing party in writing. Each party shall use such information and property, and the features thereof, only in its performance under this Agreement. Upon a party’s request, the other party shall return all such information and property to the requesting party or make such other disposition thereof as is directed by the requesting party. In all lower tier subcontracts and purchase orders issued by a party and involving subcontractor receipt of such information or property, such party shall provide the other party hereto the same rights and protections as contained in this Section 10.

11. Lien Waivers. SunPower shall furnish upon PowerLight’s request, waivers by SunPower and all other persons entitled to assert any lien rights in connection with the performance of this Agreement.

12. Infringement. SunPower shall defend, at its own expense, any suit or claim that may be instituted against PowerLight or any customer of PowerLight for alleged infringement of patents, trade secrets, copyrights or other intellectual property rights relating to the PV Modules, and SunPower shall indemnify PowerLight and its customers for all costs and damages arising out of such alleged infringement, provided that: (i) PowerLight gives SunPower reasonably prompt notice in writing of any such claim or action and permits SunPower, through its counsel of choice, to answer the charge of infringement and control the defense of such action; and (ii) PowerLight provides SunPower information, assistance, and authority (at SunPower’s expense for reasonable out of pocket expenses incurred by PowerLight in connection therewith) to enable SunPower to defend such claim or action. SunPower will have no liability under this section to the extent that infringement is primarily attributable to (x) a PowerLight design and/or requirement placed upon SunPower, or (y) PowerLight’s modification or combination of one or more PV Modules with designs not supplied by SunPower. PowerLight shall have the right, at no additional charge, to use and/or reproduce SunPower’s applicable literature, such as operating and maintenance manuals, technical publications, prints, drawings, training manuals, and other similar supporting documentation and sales literature. SunPower shall advise PowerLight of any updated information relative to the foregoing literature and documentation with timely notifications in writing.

13. Change Orders. Subject to the provisions of this Section 13 and Section 3(b) above, Buyer may, at any time up until eight (8) weeks prior to the delivery date, by change order, suspend performance of a Purchase Order in whole or in part, make changes in the quantities, delivery dates, method of shipment or packing or time or place of delivery of the PV Modules. The Change Order will become binding upon SunPower only if such Change Order changes the quantity of PV Modules by no more than +/- *** unless SunPower otherwise consents in writing to a greater quantity change. Notwithstanding the foregoing, SunPower’s consent shall be required for a Change Order which changes the delivery date. Such right to issue change orders shall not affect PowerLight’s obligation to purchase on an annual, firm commitment basis PV Modules in at least the aggregate quantities for the specified years set forth on Schedule 1.

14. Termination.

(a) Termination Without Cause. Either party may terminate without cause for its convenience, this Agreement at any time by written notice to the other party; provided the party terminating the Agreement shall remain subject to payment of the annual liquidated damages described on Schedule 1 in the event it fails to fulfill any remaining annual firm commitment obligations set forth therein (subject to Section 2 and as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c)); it being understood and agreed that no quarterly liquidated damages shall be applicable solely as a result of such termination. If PowerLight terminates this Agreement (i) without cause or (ii) at a time when PowerLight is in material breach of this Agreement, then SunPower shall *** If SunPower terminates this Agreement (x) without cause, or (y) at a time when SunPower is in material breach of this Agreement, then SunPower shall ***.

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(b) Termination For Cause. Subject to the provisions of this clause (b), either party may terminate this Agreement for cause upon the other party’s material breach of this Agreement, which breach remains uncured after thirty (30) days’ written notice to the breaching party ***. Notwithstanding anything contained herein, in the event that SunPower terminates this Agreement pursuant to Section 24(b)(i), the penalties and repayment provisions specified in such Section shall exclusively apply. Notwithstanding the foregoing, in the event a party breaches this Agreement as a result of its failure to fulfill its quarterly or annual firm commitment obligations described in Section 3(b) or on Schedule 1, respectively, (subject to Section 2 and as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c)), the non-breaching party shall not be entitled to terminate this Agreement solely as a result of such breach. Instead, the sole and exclusive remedies for the non-breaching party for such breach shall be limited to its collection of the liquidated damages set forth on Schedule 1 for the applicable quarter or year in which the breach occurred. ***.

(c) Survival. Sections 7(a), 8, 10, 11, 12, 14, 15, 16, 17, 18, 19, 21, 22, 25, 26, 27 and 28 shall survive any termination of this Agreement.

15. Audit: SunPower agrees that its factories and records/documentation that are material to fulfilling this Agreement shall at all reasonable times be subject to inspection and audit by a third party representative of PowerLight, where such representative is engaged in the business of performing such audits. Any fees and costs associated with such audit shall be borne by PowerLight.

16. Waiver. The failure of any party to insist upon the performance of any provision of this Agreement or to exercise any right or privilege granted to such party under this Agreement shall not be construed as waiving such provision or any other provision of this Agreement, and the same shall continue in full force and effect. If any provision of this Agreement is found to be illegal or otherwise unenforceable by any court or other judicial or administrative body, the other provisions of this Agreement shall not be affected thereby, and shall remain in full force and effect.

17. Applicable Law. The validity, performance, and construction of this Agreement shall be governed by the laws of the State of California without regard to its conflicts of laws principles.

18. Disputes; Jurisdiction & Venue. PowerLight and SunPower shall use their best reasonable efforts to resolve any and all disputes, controversies, claims, or differences between PowerLight and SunPower, arising out of or relating in any way so this Agreement including, but not limited to, any questions regarding the existence, validity or termination hereof (“Disputes”), through negotiation. Only upon failure by PowerLight and SunPower to resolve the Dispute through such negotiation may either Party institute legal action. Any dispute arising under this Agreement shall be submitted to the Alameda County Superior Court, State of California and each party submits to the jurisdiction of that court for such purpose. Any removal to Federal Court shall be to the Eastern District, Sacramento, California.

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19. Assignment. No party shall assign this Agreement without the prior written consent of the other parties hereto; provided, however, that each party may assign this Agreement to its Affiliates without any such consent.

20. PowerLight Transfer of Megawatt Quantity Allocation.

(a) The allocated MWp quantity of PV Modules to be purchased by PowerLight in each of PowerLight’s Intended Markets is set forth on Schedule 1. Subject to the limitations of Section 20(b), PowerLight may without SunPower’s consent re-allocate (“Re-allocate”) all or portions of the allocated MWp quantities away from a particular Intended Market and/or Product to another Intended Market and/or Product within the designated year of delivery stated on Schedule 1 by written notice to SunPower before the 30th day of June of such year of delivery. In such event PowerLight’s aggregate firm commitment quantity of MWp to be purchased across all Intended Markets in the applicable year of delivery shall remain unchanged. In addition, PowerLight may request SunPower’s consent to Re-allocate all or portions of the allocated MWp quantities in excess of the limitations set forth in Section 20(b) and without regard to the June 30 deadline stated above. SunPower agrees to respond to any such request from PowerLight within ten (10) business days of receipt thereof. To the extent that SunPower does not grant such consent, PowerLight’s minimum quantity of MWp to be purchased in the applicable year of delivery shall be decreased by such rejected amount for the Intended Market from which Re-allocation was requested, without any penalty to PowerLight. If SunPower does grant such consent, PowerLight’s aggregate firm commitment quantity of MWp to be purchased across all Intended Markets in the applicable year of delivery shall remain unchanged.

(b) Re-allocation. Powerlight may Re-allocate without SunPower’s consent only as follows:

•	Americas (Product 1), Asia – In any calendar year, PowerLight may without SunPower’s consent Re-allocate the PV Module quantities allocated to either of these Intended Markets under Schedule 1 to any other Intended Markets and/or Products described on Schedule 1;

•	Europe – In any calendar year, PowerLight may without SunPower’s consent Re-allocate up to *** of PV Module quantities allocated to this Intended Market under Schedule 1 to any other Intended Markets and/or Products described on Schedule 1; and

•	Americas (Product 2; *** Applications) – In any calendar year, PowerLight may without SunPower’s consent Re-allocate up to *** of PV Module quantities allocated to Product 2 - *** applications under Schedule 1 to any other Intended Markets and/or Products described on Schedule 1.

21. Publicity. No party shall make or authorize any news release, advertisement, or other disclosure which shall confirm the existence or convey any aspect of this Agreement without the prior written consent of the other parties except as may be required to perform this Agreement or a Purchase Order, or as required by law.

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22. Complete Agreement; Modifications. This Agreement, including all exhibits, schedules, purchase orders, and annexes hereto, contains the complete and entire agreement among the parties as to the subject matter hereof and replaces and supersedes any prior or contemporaneous communications, representations or agreements, whether oral or written, with respect to the subject matter of this Agreement. No modification of the Agreement shall be binding unless it is written and signed by all parties.

23. Fields of Use and Redistribution. PowerLight agrees that, unless otherwise agreed to in writing by SunPower, it will restrict its use of SunPower’s products to the following fields of use and redistribution terms, unless otherwise agreed by SunPower in writing:

a.	PowerLight may only *** SunPower modules *** if sold ***.

b.	PowerLight may Re-allocate and transship SunPower modules between PowerLight Intended Markets; provided that any such Re-allocation/transshipment shall be done in accordance with the provisions of Section 20 and only after prior written notice of such intended transshipment to SunPower.

c.	From the Effective Date through December 31, 2006, PowerLight’s use of SunPower’s Product 3 described on Schedule 1 for Europe will be restricted to *** applications, where each installation’s total installed capacity is greater than *** kW.

d.	PowerLight may not redistribute SunPower’s standard PV Modules (Products 1, 3 and 4) in *** applications for ***. Until ***, PowerLight may not install SunPower’s standard PV Modules (Products 1, 3 and 4) in *** applications except for new *** After ***, PowerLight may install SunPower’s standard PV Modules (Products 1, 3 and 4) in all *** applications.

24. ***.

(c) *** Allocation Adjustment. SunPower may, by written notice received by PowerLight no later than ***, elect to reduce the aggregate quantities of PV Modules allocated for *** on Schedule 1 (as may be adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)) to no less than *** (the “SunPower Reduction”). In such event, no later than ***, PowerLight shall notify SunPower in writing of its election, in light of the SunPower Reduction, to either (i) make no adjustments to the aggregate quantities of PV Modules then allocated for *** and *** or (ii) reduce the aggregate quantities of PV Modules then allocated for either *** or ***, or both, by an amount no greater than the quantities of PV Modules then allocated to such year(s) multiplied by the Allocation Factor. As used herein, the “Allocation Factor” means (x) the sum of the aggregate quantities of PV Modules allocated for *** and *** (as may be adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)) taking into account the SunPower Reduction divided by (y) the sum of the aggregate quantities of PV Modules allocated for *** and *** (as may be adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)) not taking into account the SunPower Reduction.

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(d) Notwithstanding anything in this Agreement, the balance of any *** outstanding as of *** shall be repaid in four (4) equal monthly installments from *** to ***.

25. Right of Offset. Notwithstanding anything herein, PowerLight shall be entitled to offset any amounts it otherwise owes SunPower under this Agreement by the amount of any default in payment obligations of SunPower (but only to the extent such default is first acknowledged in writing by SunPower), including but not limited any default in refund payments owed by SunPower under Section 24 or penalties or liquidated damages owed by SunPower under Section 3(c) or Schedule 1.

26. Force Majeure. No party shall be considered in default of performance under this Agreement or a Purchase Order to the extent that performance of such obligations is delayed or prevented by fire, flood, hurricanes, earthquake or similar natural disasters, riot, war, terrorism, labor strikes or civil strife, to the extent such default is beyond the reasonable control of such party.

27. Notices. All notices shall be delivered by facsimile, nationally recognized overnight courier (such as federal express), or hand delivered to the person below. Notice shall be effective upon the day received, or within twenty-four hours after submission of any of the above methods.

To SunPower: 430 Indio Way Sunnyvale, CA 94085 USA Facsimile: (408) 739-7713 Attn: Chief Executive Officer	To PowerLight Corporation: 2954 San Pablo Avenue Berkeley, CA 94702 USA Facsimile: (510) 540-0552 Attn: President	To PowerLight Systems AG: 14, rue du Rhône 1204 Geneva, Switzerland Facsimile: +41 (0) 22 819 1990 Attn: General Manager

28. LIMITATION OF LIABILITY. EXCEPT AS OTHERWISE STATED HEREIN, IN NO EVENT SHALL ANY PARTY HERETO BE LIABLE TO ANY OTHER PARTY HERETO OR ANY THIRD PARTY FOR ANY INDIRECT, CONSEQUENTIAL, INCIDENTAL, PUNITIVE OR SPECIAL DAMAGES WHATSOEVER, WITHOUT REGARD TO CAUSE OR THEORY OF LIABILITY (INCLUDING, WITHOUT LIMITATION, DAMAGES INCURRED BY SUCH OTHER PARTY OR SUCH THIRD PARTY FOR LOSS OF BUSINESS PROFITS OR REVENUE, BUSINESS INTERRUPTION, LOSS OF BUSINESS INFORMATION OR OTHER PECUNIARY LOSS) ARISING OUT OF THIS ORDER, EVEN IF THE APPLICABLE PARTY HAS BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES.

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IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date and year first above written.

SunPower: SunPower Corporation

By:
Name:	Tom Werner
Title:	Chief Executive Officer

PowerLight:

PowerLight Corporation

By:
Name:	Howard Wenger
Title:	Executive Vice President

PowerLight Systems AG

By:
Name:	Eric Hafter
Title:	General Manager

List of Schedules:

Schedule	Description
1	Basic Terms of Sale
2	Form of Purchase Order
3	Form of SunPower Warranties

Schedule 1

Delivery period Year of delivery	October 1, 2005 – December 31, 2009
	2005	2006	2007	2008	2009
Product 1 PowerLight’s Intended Market: ***
Quantity (MWp)	***	***	***	***	***	***
Price (***/Wp)**	***	***	***	***	***	***

Product 2 PowerLight’s Intended Market: ***
Quantity (MWp)	***	***	***	***	***	***
Price (***/Wp)**	***	***	***	***	***	***

Product 3 PowerLight’s Intended Market: ***
Quantity (MWp)	***	***	***	***	***	***
Price (***/Wp)**	***	***	***	***	***	***

Product 3 or 4 PowerLight’s Intended Market: ***
Quantity (MWp)	***	***	***	***	***	***
Price (***/Wp)**	***	***	***	***	***	***

**	Frameless Price equal to Framed price less *** per Watt or *** per Watt (as applicable)

Penalties/Liquidated Damages: The parties recognize and agree that, in the event of breach by either party of the promises contained herein regarding quantity and price commitments, the damages suffered by the non-breaching party would be difficult to assess, and the liquidated damages set forth herein represent a reasonable assessment of the potential damage to the non-breaching party.

SunPower’s Failure to Meet Quantity Commitments: In any calendar year in which SunPower fails to deliver the aggregate quantities ordered by PowerLight and required for such year as set forth above (as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c) of the Agreement), SunPower shall, no later than sixty (60) days following SunPower’s receipt of PowerLight’s written demand for such payment, pay liquidated damages to PowerLight in the amount of *** per kilowatt of shortfall. In addition to the foregoing liquidated damages, if any, in any quarter in which SunPower fails to deliver the aggregate quantities ordered by PowerLight and required for such quarter under Section 3(b) of the Agreement, SunPower shall, no later than sixty (60) days following SunPower’s receipt of PowerLight’s written demand for such payment, pay liquidated damages to PowerLight in the amount of *** per kilowatt of shortfall; provided that the maximum number of kilowatts included in such shortfall calculation shall be no more than *** of the aggregate kilowatt quantity required for the applicable year. The maximum cumulative annual and quarterly liquidated damages payable under the foregoing provisions over the duration of the Agreement shall be ***

PowerLight’s Failure to Meet Quantity Commitments: Subject to the last sentence of Section 21(b) in any calendar year for which PowerLight fails to request delivery of the quantities required for such year as set forth above (subject to Section 2 and as adjusted from time to time pursuant to Sections 3(c), 20 and 24(b)-(c) of the Agreement), PowerLight shall, no later than sixty (60) days following PowerLight’s receipt of

***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.

SunPower’s written demand for such payment, pay liquidated damages to SunPower in the amount of *** per kilowatt of shortfall. In addition to the foregoing liquidated damages, if any, in any quarter in which PowerLight fails to request delivery of the aggregate quantities required for such quarter under Section 3(b) of the Agreement, PowerLight shall, no later than sixty (60) days following PowerLight’s receipt of SunPower’s written demand for such payment, pay liquidated damages to SunPower in the amount of *** per kilowatt of shortfall; provided that the maximum number of kilowatts included in such shortfall calculation shall be no more than *** of the aggregate kilowatt quantity required for the applicable year. The maximum cumulative annual and quarterly liquidated damages payable under the foregoing provisions over the duration of the Agreement shall be ***

Shipping Terms: *** SunPower manufacturing location. Title shall transfer directly from SunPower to the applicable Buyer issuing the Purchase Order.

Product 1: PV Module Description/Specifications:

•	Configuration:

5” cell; 6x12 configuration; currently 200W – 220W class module (center of distribution). Module Rated Minimum Power and Tolerance:

SunPower will ensure that products supplied to Powerlight are best-in-class products within the range of all SunPower A-300 technology family cell products sold in the United States and Europe.

•	***

•	Preliminary specification of current product attached to this Schedule*

•	Module Lot Average Power: average power for each 5000 units delivered greater than or equal to rated module power

Product 2 ***: PV Module Description/Specifications:

•	Configuration:

5” cell; 2x11 configuration; currently 60 – 70W class module (center of distribution) Module Rated Minimum Power and Tolerance:

SunPower will ensure that products supplied to Powerlight are best-in-class products within the range of all SunPower A-300 technology family cell products sold in the United States and Europe.

•	***

•	Preliminary specification of current product attached to this Schedule*

•	Module Lot Average Power: average power for each 5000 units delivered greater than or equal to rated module power

Product 3: PV Module Description/Specifications:

•	Configuration:

5” cell; 6x12 configuration; currently 200W – 220W class module (center of distribution). Module Rated Minimum Power and Tolerance:

SunPower will ensure that products supplied to Powerlight are best-in-class products within the range of all SunPower A-300 technology family cell products sold in the United States and Europe.

•	***

•	Preliminary specification of current product attached to this Schedule*

•	Module Lot Average Power: average power for each 5000 units delivered greater than or equal to rated module power

Product 4: PV Module Description/Specifications:

•	Configuration:

5” cell; 6x12 configuration; currently 200W – 220W class module (center of distribution). Module Rated Minimum Power and Tolerance:

SunPower will ensure that products supplied to Powerlight are best-in-class products within the range of all SunPower A-300 technology family cell products sold in the United States and Europe.

•	***

•	Preliminary specification of current product attached to this Schedule*

•	Module Lot Average Power: average power for each 5000 units delivered greater than or equal to rated module power

*	The parties agree to develop mutually acceptable detailed specifications for each of the above Products, constituent components, quality and cosmetics by November 15, 2005.
***	CONFIDENTIAL MATERIAL REDACTED AND SEPARATELY FILED WITH THE COMMISSION.